The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         August 14, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

     On August 14, 1997, Integon Corporation (the "Company") issued a press release declaring a cash dividend on the Company's Common Stock and Preferred Stock payable on Septmber 15, 1997. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financail Statements and Exhibits

          (a)       Financial Statements of Businesses Acquired

                    None

          (b)       Pro Forma Financial Information

                    None

          (c)       Exhibits.

                    Exhibit Number           Description
                    --------------           ------------

                           99.1              Press Release dated
                                             August 14, 1997 issued
                                             by the Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     INTEGON CORPORATION



       August 14, 1997                   By: /s/ Donald F. McKee
       -------------                       ---------------------
            Date                           Donald F. McKee
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

                                  Exhibit Index
                                  -------------


Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------

    99.1                 Press Release dated August 14, 1997                 5
                         issued by the Company

                                  Exhibit 99.1
                                  ------------


                       PRESS RELEASE DATED AUGUST 14, 1997
                              ISSUED BY THE COMPANY

Integon Corporation
Winston-Salem, NC 27152

Analysts' Contact:
Gay Huntsman (910) 770-8434

Media Contact:
Turner Coley (910) 760-3000


                     Integon Corporation Declares Dividends


WINSTON-SALEM, NC, August 14, 1997 -- Integon Corporation (NYSE:IN) announced today that its Board of Directors declared a quarterly cash dividend of $.09 per share on its Common Stock, payable September 15, 1997 to shareholders of record September 2 and declared a quarterly cash dividend of $.96875 per share on its Convertible Preferred Stock, payable September 15, 1997 to shareholders of record September 2.

         Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of nonstandard and other specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 13,000 independent agencies in 31 states.

                                       ###